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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 15, 2003



                            TITAN INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its Charter)


        ILLINOIS                      1-12936                  36-3228472
(State of Incorporation)      (Commission File Number)      (I.R.S. Employer
                                                           Identification No.)

                      2701 SPRUCE STREET, QUINCY, IL 62301
          (Address of principal executive offices, including Zip Code)


                                 (217) 228-6011
              (Registrant's telephone number, including area code)









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INFORMATION TO BE INCLUDED IN THIS REPORT



Items 1 through 4, item 6 and items 8 through 12 are inapplicable and are omitted from this Report.



Item 5. OTHER EVENTS



         The New York Stock Exchange (NYSE) has confirmed that Titan International, Inc., successfully met the NYSE's minimum share price requirement and is in good standing with the NYSE. See press release dated September 15, 2003.



Item 7. FINANCIAL STATEMENTS AND EXHIBITS



         (a)   Not applicable



         (b)   Not applicable



         (c)   Exhibits

               99 Press release dated September 15, 2003 regarding Titan International, Inc. meeting NYSE minimum share price requirement






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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                         TITAN INTERNATIONAL, INC.
                                               (Registrant)



Date: September 15, 2003                 By:       /s/ Kent W. Hackamack
     --------------------                   ------------------------------------
                                         Kent W. Hackamack
                                         Vice President of Finance and Treasurer
                                         (Principal Financial Officer and
                                         Principal Accounting Officer)





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                                  EXHIBIT INDEX


Exhibit No.          Description
-----------          -----------

99 Press release dated September 15, 2003 regarding Titan International, Inc. meeting NYSE minimum share price requirement


















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